Property and Equipment (Tables)	12 Months Ended
Jun. 30, 2013
Components of Property and Equipment

The components of property and equipment were as follows:

(In millions)

June 30,	2013	2012

Land	$525	$528
Buildings and improvements	7,326	6,768
Leasehold improvements	2,946	2,550
Computer equipment and software	9,242	7,298
Furniture and equipment	2,465	2,087

Total, at cost	22,504	19,231
Accumulated depreciation	(12,513)	(10,962)

Total, net	$9,991	$8,269